UACSC 99-C

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                  NOVEMBER 1999




NOTE BALANCE RECONCILIATION                                                          DOLLARS
                                                        CLASS A-1         CLASS A-2          CLASS A-3          CLASS A-4
                                                      -------------      -------------      -------------     -------------
Original Note Balances                                72,500,000.00      94,500,000.00      88,000,000.00     95,200,000.00
Beginning Period Note Balances                        39,489,605.49      94,500,000.00      88,000,000.00     95,200,000.00
Principal Collections - Scheduled Payments             4,171,816.50                  -                  -                 -
Principal Collections - Payoffs                        4,029,934.56                  -                  -                 -
Principal Withdrawal from Payahead                           425.85                  -                  -                 -
Gross Principal Charge Offs                              684,674.39                  -                  -                 -
Repurchases                                                       -                  -                  -                 -
Accelerated Principal                                  1,108,929.18                  -                  -                 -
Principal shortfall, up to Accelerated Principal                  -                  -                  -                 -
Total Principal to be Distributed                      9,995,780.48                  -                  -                 -
                                                      -------------      -------------      -------------     -------------
Ending Note Balances                                  29,493,825.01      94,500,000.00      88,000,000.00     95,200,000.00
                                                      =============      =============      =============     =============


Note Factor                                               0.4068114          1.0000000          1.0000000         1.0000000
Interest Rate                                                5.4730%            6.1900%            6.6100%            6.820%

                                                          CLASS B              TOTAL            NUMBERS
                                                        -------------      --------------        ------
Original Note Balances                                  14,591,551.00      364,791,551.00        24,594
Beginning Period Note Balances                          14,591,551.00      331,781,156.49        23,230
Principal Collections - Scheduled Payments                          -        4,171,816.50
Principal Collections - Payoffs                                     -        4,029,934.56           393
Principal Withdrawal from Payahead                                  -              425.85             0
Gross Principal Charge Offs                                         -          684,674.39            45
Repurchases                                                         -                   -             0
Accelerated Principal                                               -        1,108,929.18
Principal shortfall, up to Accelerated Principal                    -                   -
Total Principal to be Distributed                                   -        9,995,780.48
                                                        -------------      --------------        ------
Ending Note Balances                                    14,591,551.00      321,785,376.01        22,792
                                                        =============      ==============        ======


Note Factor                                                 1.0000000           0.8821075
Interest Rate                                                   7.050%             6.3476%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                                 364,791,551.99
Beginning Period Principal Balance                                         336,076,510.62
Principal Collections - Scheduled Payments                                   4,171,816.50
Principal Collections - Payoffs                                              4,029,934.56
Principal Withdrawal from Payahead                                                 425.85
Gross Principal Charge Offs                                                    684,674.39
Repurchases                                                                             -
                                                                           --------------
Ending Principal Balance                                                   327,189,659.32
                                                                           ==============
Ending Note Balances                                                       321,785,376.01
                                                                           ==============
Tail not sold                                                                        0.99
                                                                           ==============
Cumulative Accelerate Principal                                              5,404,282.32
                                                                           ==============


CASH FLOW RECONCILIATION

Principal Wired                                                              8,203,414.53
Interest Wired                                                               3,543,103.86
Withdrawal from Payahead Account                                                   624.83
Repurchases (Principal and Interest)                                                    -
Charge Off Recoveries                                                           30,536.98
Interest Advances                                                               80,922.43
Collection Account Interest Earned                                              36,097.23
Spread Account Withdrawal                                                               -
Policy Draw for Principal or Interest                                                   -
                                                                           --------------

Total Cash Flow                                                             11,894,699.86
                                                                           ==============


TRUSTEE DISTRIBUTION(12/8/99)

Total Cash Flow                                                             11,894,699.86
Unrecovered Advances on Defaulted Receivables                                   23,963.38
Servicing Fee (Due and Unpaid)                                                          -
Interest to Class A-1 Noteholders, including any overdue amounts               180,105.51
Interest to Class A-2 Noteholders, including any overdue amounts               487,462.50
Interest to Class A-3 Noteholders, including any overdue amounts               484,733.33
Interest to Class A-4 Noteholders, including any overdue amounts               541,053.33
Interest to Class B Noteholders, including any overdue amounts                  85,725.36
Principal to Class A-1 Noteholders, including any overdue amounts            9,995,780.48
Principal to Class A-2 Noteholders, including any overdue amounts                       -
Principal to Class A-3 Noteholders, including any overdue amounts                       -
Principal to Class A-4 Noteholders, including any overdue amounts                       -
Principal to Class B Noteholders, including any overdue amounts                         -
Insurance Premium                                                               35,942.96
Interest Advance Recoveries from Payments                                       57,728.18
Unreimbursed draws on the Policy for Principal or Interest                              -
Deposit to Payahead                                                              2,177.74
Payahead Account Interest to Servicer                                               27.09
Excess                                                                                  -
                                                                           --------------
Net Cash                                                                                -
                                                                           ==============

Servicing Fee Retained from Interest Collections                               280,063.76

SPREAD ACCOUNT RECONCILIATION


Original Balance                                                               911,978.88
Beginning Balance                                                              911,978.88
Trustee Distribution of Excess                                                          -
Interest Earned                                                                  4,088.99
Spread Account Draws                                                                    -
Reimbursement for Prior Spread Account Draws                                            -
Distribution of Funds to Servicer                                               (4,088.99)
                                                                           --------------
Ending Balance                                                                 911,978.88
                                                                           ==============

Required Balance                                                               911,978.88

FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                            14,591,662.08
Beginning Balance                                                           10,107,782.75
Reduction Due to Spread Account                                                      0.00
Reduction Due to Accelerated Principal                                      (1,547,203.23)
Reduction Due to Principal Reduction                                          (324,851.12)
                                                                           --------------
Ending Balance                                                               8,235,728.40
                                                                           ==============
First Loss Protection Required Amount                                        8,235,728.40
First Loss Protection Fee %                                                          2.00%
First Loss Protection Fee                                                       13,726.21

POLICY RECONCILIATION


Original Balance                                                           364,791,551.00
Beginning Balance                                                          332,986,658.85
Draws                                                                                   -
Reimbursement of Prior Draws                                                            -
                                                                           --------------
Ending Balance                                                             332,986,658.85
                                                                           ==============

Adjusted Ending Balance Based Upon Required Balance                        322,932,540.92
                                                                           ==============
Required Balance                                                           322,932,540.92


PAYAHEAD RECONCILIATION


Beginning Balance                                                                6,555.26
Deposit                                                                          2,177.74
Payahead Interest                                                                   27.09
Withdrawal                                                                         624.83
                                                                           --------------
Ending Balance                                                                   8,135.26
                                                                           ==============


CURRENT DELINQUENCY
                                               PRINCIPAL      % OF ENDING
    # PAYMENTS DELINQUENT         NUMBER        BALANCE       POOL BALANCE
    ---------------------         ------        -------       ------------
1 Payment                           288       3,625,467.69       1.13%
2 Payments                          134       1,843,473.95       0.57%
3 Payments                           67       1,020,528.28       0.32%
                                    ---       ------------       ----
Total                               489       6,489,469.92       2.02%
                                    ===       ============       ====



DELINQUENCY RATE (60+)
                                                                   RECEIVABLE
                                                 END OF PERIOD     DELINQUENCY
   PERIOD                      BALANCE           POOL BALANCE         RATE
   ------                      -------           ------------         ----
Current                      2,864,002.23       321,785,376.01        0.89%
1st Previous                 2,498,060.83       331,781,156.49        0.75%
2nd Previous                 1,061,304.39       341,449,637.63        0.31%



NET LOSS RATE

                                                                                                DEFAULTED
                                                         LIQUIDATION         AVERAGE            NET LOSS
        PERIOD                        BALANCE             PROCEEDS         POOL BALANCE       (ANNUALIZED)
        ------                        -------             --------         ------------       ------------
Current                               684,674.39         30,536.98         326,783,266.25         2.40%
1st Previous                           97,285.94          6,618.82         336,615,397.06         0.32%
2nd Previous                           58,760.56            589.85         346,719,385.42         0.20%

Gross Cumulative Charge Offs          844,992.24     Number of Repossessions                        37
Gross Liquidation Proceeds             37,757.00     Number of Inventoried Autos EOM                42
Net Cumulative Loss Percentage              0.22%    Amount of Inventoried Autos EOM           317,500.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)               0.13%
Trigger                                     0.50%
Status                                        OK




DATE: December 8, 1999                       /s/ Ashley Vukovits
                                             -------------------------------
                                                         ASHLEY VUKOVITS
                                                         FINANCE OFFICER